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                                                                   EXHIBIT 10.1

                                  CONFIDENTIAL
               PREMIER SPORTS INFORMATION AND COMMERCE AGREEMENT

         This Premier Sports Information and Commerce Agreement (this "AGREEMENT"), effective as of October 1,1998 (the "EFFECTIVE DATE"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and SportsLine USA, Inc. ("ICP"), a Delaware corporation, with its principal offices at 6340 N.W. 5th Way, Fort Lauderdale, Florida 33309 (each a "PARTY", and collectively the "PARTIES").

                                  INTRODUCTION

         AOL and ICP each desires that, subject to the terms and conditions set forth in this Agreement, (i) AOL provide access to the ICP Internet Site(s) as defined in EXHIBIT B through the AOL Network, (ii) ICP to be the premier and only provider of AOL Programming (as defined in EXHIBIT E) for the AOL Service as fully set forth in EXHIBIT E, and (iii) the parties perform other services and obligations as more fully set forth herein. Defined terms used but not defined in the body of this Agreement or in EXHIBIT C attached hereto shall be as defined on EXHIBIT B attached hereto.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                     TERMS

1.       DISTRIBUTION; PROGRAMMING

         1.1 CARRIAGE; PLACEMENTS; PROMOTIONS. During the Term, AOL shall provide to ICP the following carriage, placements and promotions (collectively with any comparable promotions provided in accordance with this Agreement, if any, the "PROMOTIONS"), which Promotions shall link to an ICP Internet Site(s), the Private Store (as defined in Section 1.2.4) or a Welcome Mat (as defined in Section 5.2.1) as more specifically set forth below:

                  1.1.1 ANCHOR TENANCY. Beginning on the launch date of each Anchor Tenant Button (AOL shall use commercially reasonable efforts to meet the launch dates set forth in EXHIBIT M), AOL shall provide ICP with Anchor Tenant distribution (the "ANCHOR TENANCY") as follows:

                           (a) prominently place, on a Continuous basis, an agreed-upon ICP logo, banner, branded link, listing or other placement as set forth in EXHIBIT H (each, an "ANCHOR TENANT BUTTON") and provide Banner Advertisements and other temporary Promotions set forth on EXHIBIT H on the screens set forth in Paragraph 1 (AOL Service), Paragraph 2 (AOL Country Services), Paragraph 3 (AOL.com), Paragraph 4 (Digital City Service) and Paragraph 6 (CompuServe) of EXHIBIT H (or any specific successor thereto) which Anchor Tenant Buttons shall link to the ICP Internet Site(s); or, if requested by AOL pursuant to Section 5.2.1, to a Welcome Mat;

                           (b) subject to the terms of this Agreement, provide ICP with, at a minimum, the following Keywords (as well as any mutually agreed upon Keywords related to any new products or services developed by ICP during the Term): "SportsLine", "CBS SportsLine", "CBS Sports", "GolfWeb", "IGO Golf", "TheSportsStore.com" "Commissioner.com", "Football Playbook",
                           "SoccerNet", and "Cricinfo" which Keywords shall link to an applicable page within the applicable ICP Internet Site, subject to AOL's approval, which approval shall not be unreasonably withheld nor delayed, and

                           (c) list the ICP Internet Site(s) in AOL's "Find" feature.


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                           Except to the extent expressly described herein,
                           the exact form, placement and nature of the Anchor Tenant Buttons shall be determined by AOL in its sole editorial discretion subject to *** AOL regarding such matters.

                  1.1.2 ROS ADVERTISEMENTS. AOL shall provide *** Impressions to ICP from run of service Banner Advertisements ("ROS ADVERTISEMENTS") for each year of the Term (subject to Section 1.1.4.4) on the AOL Service to promote the ICP Internet Site(s), the Private Store and individual Products sold in the Private Store; provided that, ICP shall not use more than *** of the ROS Advertisements (as measured by Impressions) to promote Other Products (as defined in EXHIBIT A, Section 2(b)); provided, further, that AOL shall use commercially reasonable efforts to provide *** of the ROS Advertisements in the AOL Service Sports Channel on a run of channel basis. The ROS Advertisements shall be in accordance with a quarterly plan as described on EXHIBIT L and subject to the terms and conditions of this Agreement (including without limitation, the restrictions placed on Commerce Promotions, as defined in EXHIBIT B, but only to the extent ROS Advertisements are used to promote Products), and AOL's standard insertion order for advertisements on the AOL Network, including all terms contained and incorporated therein, provided such standard insertion order is disclosed to ICP. Any ROS Advertisements for the Private Store or Products sold in the Private Store shall link only to the Private Store.

                  1.1.3 AOL PROMOTION OF ICP COMMERCE. In addition to any ROS Advertisements promoting, or Links in the AOL Programming linking to, the Private Store or Products sold in the Private Store, AOL shall provide the placements for the Private Store and/or Products sold in the Private Store as set forth in Paragraph 5 of EXHIBIT H; provided that, ICP shall not use more than *** of the Commerce Promotions (as measured by the number of Impressions) for the promotion and sale of Other Products.

                  1.1.4    IMPRESSIONS GUARANTEE.

                           1.1.4.1 GUARANTEE. AOL shall provide ICP with at least *** Impressions from ICP's presence on the AOL Network as set forth in EXHIBIT H and in
                           Section 1.1.2 (i.e., ROS Advertisements) of this Agreement (collectively, the "AGGREGATE IMPRESSIONS GUARANTEE" and each, an "IMPRESSIONS GUARANTEE"). For purposes of this Agreement, ICP's presence on an AOL screen shall conform to the specifications set forth on EXHIBIT D (each, an "ICP PRESENCE"), provided that only screens that contain a Link to the ICP Internet Site(s), the Private Store or a Welcome Mat (created by ICP pursuant to Section 5.2.1), if applicable, will count against the Impressions Guarantee.

                           1.1.4.2  DELIVERY.  A minimum of *** of each
                                    Impressions Guarantee set forth in EXHIBIT
                                    H shall be satisfied through the relevant placements set forth in EXHIBIT H. Up to *** of each Impressions Guarantee may be satisfied through additional placements on the *** or other *** of the AOL Network. With respect to each Impressions Guarantee, AOL will not be obligated to provide in excess of any such amounts in any year, nor shall AOL be deemed in breach of this Agreement as a result of any failure to meet any individual Impressions Guarantee; provided that any Under Delivery (as defined in Section 1.1.4.4 within a Category (as defined below) shall be cured as described in Section 1.1.4.4.

                           1.1.4.3 OVER-DELIVERY. In the event AOL provides in excess of the total annual Impressions Guarantees in any year with respect to any particular category (i.e.,


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                                    ***, ***, ***, ***, ***) (each a
                                    "CATEGORY") of placements (each, an
                                    "OVER-DELIVERY"), the Impressions
                                    Guarantees within the same Category in the subsequent year will be reduced (on a pro-rata basis across all sub-Categories) by the amount of such excess (each, an "IMPRESSIONS GUARANTEE REDUCTION", and collectively, "IMPRESSIONS GUARANTEE
                                    REDUCTIONS") subject to a *** of *** per *** (such *** to apply separately to each such *** subject to an Impressions Guarantee Reduction). Notwithstanding the foregoing, nothing contained in this
                                    Section 1.1.4.3 shall be construed to
                                    permit AOL to terminate or suspend (i) the Anchor Tenancy, or any portion thereof, granted to ICP pursuant to Section 1.1.1, or (ii) any other Continuous placement provided pursuant to EXHIBIT H of this Agreement.

                           1.1.4.4 UNDER-DELIVERY MAKE GOOD. In the event that the total annual Impressions Guarantees in any year with respect to a Category of placements is not met (or AOL reasonably believes it will not be met) during any year of the Initial Term (each, an "UNDER-DELIVERY"), AOL shall, as ICP's sole remedy and at AOL's option, either:
                                    (i) increase the total Impressions
                                    Guarantees for the same Category (on a
                                    pro-rata basis across all sub-Categories) in the subsequent year (or with respect to an Under Delivery in the last year of the Initial Term, provide Impressions on a pro rata basis across all sub-Categories during the *** following the end of the Initial Term in the amount of such Under Delivery) by the amount of such Under Delivery (each, an "IMPRESSIONS GUARANTEE INCREASE", and collectively, "IMPRESSIONS GUARANTEE
                                    INCREASES"); (ii) provide Impressions equal to the amount of the Under Delivery on the Targeted Screens, from time to time, in the same or subsequent year (or during the *** following the end of the Initial Term, with respect to an Under Delivery in the last year of the Initial Term); or (iii) some combination thereof. In any event, AOL shall fully satisfy the Aggregate Impressions Guarantee by no later than *** following the expiration of the Initial Term.

         1.2 GENERAL. AOL's provision of the Promotions shall be subject to the following:

                  1.2.1 COMPARABLE COMMERCE PLACEMENTS IN THE EVENT OF A REDESIGN. In the event of a redesign, AOL will have the right to fulfill its promotional commitments with respect to any of the Promotions set forth in
                           Section 1.1.3 of this Agreement by providing ICP comparable (in terms of the mix of quality and quantity) promotional placements, subject to ICP's reasonable approval, in appropriate alternative areas of the AOL Network. In addition, in the event of a redesign, if AOL is unable to deliver any particular Promotion set forth in Section 1.1.3 of this Agreement, AOL will work with ICP to provide ICP, as its sole remedy, a comparable (in terms of the mix of quality and quantity) promotional placement.

                  1.2.2 CONTENT OF PROMOTIONS. The Promotions and any other promotions or advertisements purchased from or provided by AOL pursuant to this Agreement will link only to the ICP Internet Site(s) or, if applicable, a Welcome Mat (created pursuant to Section 5.2.1) and will be used by ICP solely for its own benefit and will not be resold, traded, exchanged, bartered, brokered or otherwise offered to any third party. Notwithstanding the foregoing and subject to AOL's rights hereunder (including without limitation, AOL's right to approve the offer, license or sale of all Products to AOL Purchasers, it being understood that the foregoing clause shall not be construed as to augment such rights or confer any additional rights), AOL acknowledges that ICP utilizes third party suppliers to supply, distribute, fulfill and/or drop ship Products, and, accordingly, any Commerce


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                           Promotions may promote ICP Products owned and/or
                           supplied by third parties so long as ICP is the seller of the Product to an AOL User. The specific ICP Content to be contained within the Promotions (including, without limitation, advertising banners and contextual promotions) (the "PROMO CONTENT") will be determined by ICP, subject to AOL's technical limitations, the terms of this Agreement (including without limitation, the restrictions set forth in EXHIBIT D of this Agreement), and AOL's then-current generally applicable policies relating to advertising and promotions, including without limitation those relating to AOL's exclusivity commitments, provided, however, nothing in this
                           Section 1.2.2 shall permit AOL to (A) revoke ICP's right to sell the Premier Products or Other Products, or (B) materially restrict ICP's ability to conduct Promotions of the Premier Products as a whole. Other than Promotions for individual Products which may contain the branding of the manufacturer, the Promo Content shall not contain any branding other than branding for ICP without prior approval by AOL in AOL's reasonable discretion. The Parties will meet in person or by telephone at least *** to review operations and performance hereunder, including a review of the Promo Content to ensure that it is designed to maximize performance. ICP will consistently update the Promo Content no less than twice per week. Except to the extent expressly described herein, the specific form, placement, duration and nature of the Promotions will be as determined by AOL in its reasonable editorial discretion (consistent with the editorial composition of the applicable screens) subject to *** AOL regarding such matters.

                  1.2.3 PROGRAMMING/MERCHANDISING CONTENT OF ICP INTERNET SITE(S). The ICP Internet Site(s) and the Private Store shall consist solely of the Content and Products described on EXHIBIT A hereto. ICP agrees that it is and will remain primarily a provider of sports-oriented Content. The inclusion of any Content for distribution through the AOL Network (including, without limitation, any features or functionality) not described on EXHIBIT A or EXHIBIT E shall be subject to AOL's prior written approval, which approval shall not be unreasonably withheld or delayed.

                  1.2.4 THE PRIVATE STORE. All Product sales and promotions by ICP to AOL Purchasers shall be conducted through a private co-branded version of ICP's Interactive Site on the World Wide Web portion of the Internet located at http://thesportsstore.com (or direct successor thereto), which private co-branded version will be maintained exclusively for AOL Users (the "PRIVATE STORE"). All Commerce Promotions, including without limitation Promotions for Products, displayed within the AOL Network shall link to the Private Store. All sales of Products through the Private Store will be conducted through a direct sales format; and ICP will not promote, sell, offer or otherwise distribute any products through any format other than a direct sales format (e.g., through auctions or clubs) without the written consent of AOL, which consent shall not be unreasonably withheld nor delayed; except that ICP shall have the right to promote, sell, offer or otherwise distribute through the Private Store ICP Membership or Premium Services. AOL shall use commercially reasonable efforts to *** with the *** to participate as *** of *** in any *** conducted by AOL (other than ***) which include a substantial portion of *** conducted outside the *** and within the AOL Service (any inadvertent failure to do so shall not constitute a breach of this Agreement). The foregoing restriction regarding non-direct sales format sales shall not be construed to apply to any generally available versions of the ICP Internet Site(s) provided such auction is not directly linked to the AOL Network. All categories of Products sold in the Private Store shall be subject to AOL's prior written approval and such merchandising shall be subject to AOL's standard, generally applicable advertising and commerce policies, including without limitation, AOL's exclusivity commitments. No services listed in the definition of Interactive Service shall be offered, licensed or sold through the Private Store and ICP will ensure that the Private Store does not in any respect promote, advertise, market or


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                           distribute the products, services or content of any
                           other Interactive Service. In accordance with the foregoing, AOL hereby approves the Product categories listed on EXHIBIT A. ICP will review, delete, edit, create, update and otherwise manage all Content available on or through the Private Store in accordance with the terms of this Agreement. ICP shall have ninety (90) days from the Effective Date to launch the Private Store. There shall be no Links from the Private Store to any Interactive Site other than to locations on (i) the AOL Network, (ii) the ICP Internet Site(s) and (iii) to the Interactive Sites of advertisers within the Private Store subject to AOL's approval with respect to clause (iii) which shall not be unreasonably withheld or delayed.

                  1.2.5    COMMERCE TECHNOLOGY.   ICP will take all reasonable
                           steps necessary to conform its promotion and sale of Products through the Private Store to the then-existing commerce technologies made available to ICP by AOL (provided that ICP shall not be required to make material changes to its underlying technology to comply with this Section 1.2.5), including, without limitation, AOL's "quick checkout" tool which allows AOL Users to enter payment and shipping information which is then passed from AOL's centralized server unit to ICP for order fulfillment ("AOL QUICK CHECKOUT"). Collection, storage and disclosure of information which ICP provides to AOL will be subject to AOL's privacy policy and all confidentiality requirements hereunder. To the extent that the Private Store includes AOL's Quick Checkout tool, ICP will ensure that AOL Quick Checkout is of equal placement and prominence to other available payment options.

                  1.2.6    LICENSE

                           1.2.6.1 Subject to the terms and conditions of this Agreement (including without limitation
                                    Section 8), ICP hereby grants AOL and its Affiliates ("LICENSEES") a non-exclusive, ***, ***, worldwide license during the Term to (a) market and promote the ICP Internet Site(s) and the Licensed Content thereon, or any portion thereof, solely in connection with Links to, and framing of, the ICP Internet Site(s) through areas and/or features of the AOL Network, (b) use, distribute, perform, promote, market, store, communicate and display Content, or any portion thereof, produced by ICP pursuant to EXHIBIT E in the Programming Content and Screens through areas and/or features of the AOL Network, and (c) to the extent that AOL caches the ICP Internet Site(s) or any portion thereof, to store, distribute, display, communicate, perform and transmit the ICP Internet Site(s) and the Licensed Content thereon, through areas and/or features of the AOL Network in connection with such caching.

                           1.2.6.2 Notwithstanding anything to the contrary herein, the licenses granted herein shall be fully transferable by AOL in connection with an assignment of this Agreement permitted under the "ASSIGNMENT" provision of EXHIBIT C.

                           1.2.6.3 Except for the licenses expressly granted herein, ICP retains all right, title and interest in and to the Licensed Content and the ICP Internet Site(s). The licenses granted pursuant to this Section 1.2.6 are solely for the purposes set forth in
                                    Section 1.2.6.1. Nothing in this Agreement shall be construed to grant to AOL or its Affiliates a license to use, market, store, distribute, display, communicate, perform, transmit, or promote the ICP Internet Site(s), and the Licensed Content contained therein, generally or for any other purpose (including but not limited to AOL or AOL Affiliate branding of any Licensed Content except as provided in EXHIBIT E).


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                           1.2.6.4  Nothing contained herein shall be deemed to
                                    restrict an AOL User's use of the Licensed
                                    Content in accordance with AOL's Terms of Service (or applicable terms of service on the Digital City Service, AOL.com, each of the AOL Country Services and CompuServe).

         1.2.7 MANAGEMENT. Except as specifically provided for herein, AOL shall have no obligations of any kind with respect to the ICP Internet Site(s) and/or the Private Store. ICP shall be responsible for all costs associated with the Private Store. *** shall be responsible for the *** associated with (i) any agreed-upon direct *** between the *** and the ICP *** or
                  (ii) any *** versions of the *** other than the ***. ICP shall be responsible for any other hosting or communication costs associated with any ICP Internet Site(s), including without limitation the Private Store. AOL Users shall not be required to go through a registration process (or any similar process) in order to access and use the ICP Internet Site(s) or the Licensed Content; provided that, the Parties agree and acknowledge that some features or areas of the ICP Internet Site(s) (e.g., ICP Membership or Premium Service) may require a registration process for all users generally and that such registration process for AOL Users shall be no more burdensome than for any other user.

         1.3 PREMIER STATUS. Subject to the terms and conditions set forth in this Agreement, AOL shall provide the following premier presence to ICP ("PREMIER STATUS"):

                  1.3.1    GENERAL.

                           (a) ICP shall have the first right to choose *** from the available *** on the *** within the AOL Service where ICP is entitled to receive *** pursuant to Section *** (including redesigns of *** if such redesign involves a redesign of the *** area on ***), which right shall terminate with respect to a particular *** if not exercised within five (5) days after AOL's request therefor. In addition, AOL agrees that there shall be no more than *** additional *** on such ***.

                           (b) AOL shall not provide to any *** any of the following, subject to the terms, conditions and exceptions expressly set forth in this
                                    Agreement:

                                    (i)     *** within the *** and the ***;

                                    (ii)    any *** within any page of the ***;

                                    (iii)   any Continuous non-commerce *** on
                                            any of the *** and ***.

                                    (iv)    AOL shall have the option of either
                                            (1) not providing an *** any ***,
                                            or (2) providing an *** a ***, but
                                            displaying a "Looking for
                                            Something" or similar screen, which
                                            will include a link to a screen of
                                            the AOL Sports Channel, which
                                            screen shall be at AOL's sole
                                            discretion; provided that, AOL may
                                            eliminate this restriction if (A)
                                            AOL is legally obligated to do so
                                            (i.e., legal action is threatened
                                            or commenced against AOL or AOL is
                                            reasonably advised by legal counsel
                                            of such an obligation), (B) if AOL
                                            reasonably determines, based on
                                            public relations, member
                                            experience, complaints or other
                                            related issues, that AOL should
                                            provide a *** to any ***,


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                                            or (C) if AOL is or becomes
                                            contractually obligated to provide
                                            a *** to any ***; subject to the
                                            condition that each instance in
                                            which an AOL User accesses the
                                            Content of the *** by *** of such
                                            *** pursuant this clause (C) shall
                                            count as a Sports Impression and be
                                            subject to the Impressions Cap
                                            described in Section 1.3.1A.

                                    (v)     to the extent any *** fully
                                            produces and supplies any of the
                                            following *** and AOL receives
                                            material cash or barter
                                            consideration to provide *** of
                                            ***, AOL shall use commercially
                                            reasonable efforts to restrict
                                            (e.g., through a Welcome Mat or
                                            otherwise) the *** to AOL *** of
                                            any prominent above the *** for
                                            such *** on the first *** of ***
                                            directly *** to from the ***, ***
                                            and the ***: ***.com, ***.com,
                                            ***.com, ***.com, ***.com, ***.com
                                            and ***.COM. AOL's obligations
                                            under this paragraph shall be
                                            deemed satisfied if AOL introduces
                                            such a restriction in a draft of
                                            the *** agreement or otherwise
                                            during negotiations of such ***
                                            agreement, and, thereafter AOL
                                            shall not be restricted in any way
                                            from entering into, or performing
                                            under, such agreement, whether or
                                            not such party agrees to such
                                            restriction.

                           (c)      Other than with respect to Banner
                                    Advertisements, to the extent AOL provides any *** for an *** on a *** or a ***, such *** shall be subject to 1.3.1A and shall not be materially more *** (as reasonably determined by AOL) than the most *** (as reasonably determined by AOL) *** and/or *** provided to ***, if any, on the *** in question; provided that, (A) AOL may provide a more *** if AOL has a reasonable belief that ICP does not have a commercially reasonable ability to provide AOL like-quality *** with respect to specific ***, *** or *** in the same timeframe as the ***, and (B) if there is no ICP *** on such ***, AOL may provide any *** to an AOL ***, subject to Section 1.3.1A. In the event ICP believes that it has a commercially reasonable ability to provide AOL like-quality *** with respect to specific ***, *** or *** in the same timeframe as the ***, then ICP may discuss such *** with AOL during its *** programming conversations as described in
                                    Section 1.3.1C.

                           (e) To the extent (A) AOL provides an ICP Competitor a *** on any ***, and (B) ICP has substantially similar *** as contained within such ***, AOL shall offer a *** to ICP of *** commensurate with the *** of ICP's *** in relation to the applicable ***, in AOL's reasonable discretion only subject to *** with AOL regarding such Content.

                  1.3.1A. IMPRESSIONS CAP. With respect to any Promotion, carriage and/or Link provided to any *** during the Initial Term (except pursuant to the existing agreement with ***, provided any (a) renewal, (b) extension, and (c) modifications or amendments thereto relating to an extension of the term, or additional placement or additional impressions, shall be deemed to be a new agreement as of the date of execution of any such renewal, extension, modification or amendments thereto) on any *** or ***, AOL shall not provide *** more than the


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                           following number of ***(each an "***") within the
                           *** and *** collectively (including any Keyword access as provided in Section 1.3.1(b)(iv)(C)) (the "***"):

                  (i) *** for all of the *** in the aggregate (but no more than *** Banner Advertisements) or *** (but no more than ***) to any single *** during the first year of the Term,

                  (ii) *** for all of the *** in the aggregate (but no more than *** Banner Advertisements) or *** (but no more than *** Banner Advertisements) to any single *** during the second year of the Term, and

                  (iii) *** for all of the *** in the aggregate (but no more than *** Banner Advertisements) or *** (but no more than *** Banner Advertisement) to any single *** during the third year of the Initial Term.

                  1.3.1B. *** PROVISION.

                           (a) Barter Impressions. When calculating the ***, (i) all *** which were exchanged by AOL for non-cash consideration ("*** ") in a particular year shall be counted toward the applicable year's *** first, and (ii) all *** delivered to ICP in excess of the annual *** with respect to the AOL Service (i.e., ***) shall increase the *** by (x) *** with respect to the *** for *** in the aggregate (e.g., *** in year 1) and (y) *** with respect to the *** for individual ***(e.g., *** in year 1) for such year.

                           (b) For each *** which was exchanged by AOL for *** consideration ("***(S)") in excess of *** of the ***, as ICP's sole remedy and at AOL's option, AOL shall either: (i) deliver to ICP in the following year *** additional *** for each *** delivered by AOL in excess of the ***, or (ii) pay ICP, in cash, *** for each such excess *** delivered. For each ***, AOL shall pay ICP, in cash, *** for each such excess *** delivered in excess of *** of the ***.

                  1.3.1C. EDITORIAL INTEGRATION. Any AOL Links to *** Content (including on *** Interactive Sites) from the *** or ***, which Links are not directly part of a cash or barter relationship and are used for editorial and/or member experience reasons shall not count against the ***; provided that, if ICP believes that it has identical programming which it can provide in the same timeframe as the ***, then ICP may discuss such programming


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                           with AOL during its *** programming conversations as
                           described below. Both Parties shall use commercially reasonable efforts to be available for *** conversations regarding AOL's programming objectives and ICP's programming capabilities. In connection with such programming conversations, AOL shall assess the ability of ICP's Content to meet AOL's particular programming objectives and AOL shall act in accordance with such assessments.

                  1.3.2 AOL COUNTRY SERVICES. AOL shall not enter into any relationship with any *** giving such *** any placement or promotion on the *** of all of the AOL Country Services. Nothing contained in this Section
                           1.3.2 shall prevent AOL from entering into a relationship with any *** for placement and promotion with respect to less than all Country Services; provided, however, AOL shall not be permitted to contract with any *** with respect to more than *** of the ***. Nothing contained herein shall prevent any of the AOL Affiliates or the AOL Country Services from entering into any agreement or relationship with any of the ***.

                  1.3.3 COMPUSERVE. ICP shall have an *** (as defined in ***) with respect to the CompuServe *** during the Initial Term. At any time after the first *** of the Initial Term, AOL or CompuServe shall have the right to terminate, upon *** prior notice to ICP, any obligations herein involving CompuServe or the CompuServe Service, including the placement provided to ICP pursuant to Section 6 of EXHIBIT H of this Agreement.

                  1.3.4 DIGITAL CITY SERVICE. During the first *** of the Initial Term, AOL shall not enter into any relationship with any *** giving such *** on the Digital City Service *** on all cities covered by Digital City Service. Nothing contained herein shall prevent AOL at any time from entering into a contractual relationship with any *** for *** on any Digital City Service *** on a city by city basis or for less than all of the cities covered by the Digital City Service; provided that, during the first *** of the Term, no single *** has *** on the Digital City Service *** of more than *** the Digital City Service. ICP shall have an *** with respect to the *** Digital City Service Channel.

                  1.3.5    COMMERCE PACKAGE.

                           (i) ICP shall have the only *** on the ***, *** and any of the *** (collectively, "***" and individually, "***") which *** expressly *** the offer or sale of a *** on a *** basis;

                           (ii) When providing *** or any *** to any *** on any ***, the content of such *** or *** shall not promote the sale of *** or ***;

                           (iii) Nothing in this Section 1.3.5 shall prevent AOL from (A) promoting on a *** basis on the *** the sale of merchandise from any party other than an *** or (B) providing a *** on the *** to any party (including, but not limited to, a party offering a comprehensive range of ***) other than an ***,


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                                    provided, that, with respect to clause (B)
                                    above, within such promotion, such party is offering only *** which is different from the ***; and

                           (iv) Notwithstanding the foregoing, if AOL provides a *** from the *** to any *** where the sale of *** is featured, AOL will feature on such *** sale of *** with *** to the ***. To the extent that AOL imposes a standard charge on any premier commerce or content partners for inclusion in such ***, ICP shall also pay such standard charge to AOL.

         1.3.6 CORPORATE COMMUNICATIONS AND INVESTOR RELATIONS. Notwithstanding the "Promotional Materials/Press Releases" section of EXHIBIT C, it is the intention of the parties to issue a press release announcing the formation of the relationship contemplated hereby; provided, however that no such announcement shall be made unless approved by both parties in advance. During the *** following the Effective Date, AOL shall not *** any *** with any *** nor participate in any *** by any ***(whether affirmatively or by knowingly permitting such ***), except as required by law. AOL will use commercially reasonable efforts to ensure that any public announcement or other public statement made by AOL's public relations department with respect to any third party relationship involving portions of the AOL Network as to which ICP has Premier Status shall not intentionally *** or *** the *** of the *** the *** created by this Agreement by *** such *** as having a ***; provided that, if, notwithstanding AOL's reasonable efforts, AOL does release a *** or other *** with respect to any third party *** involving portions of the AOL Network as to which *** has ***, which press release has both the *** (in this regard, *** shall mean that AOL expressly *** such *** as having a ***) and actual *** of *** and *** in the manner described above, then, as ICP's sole remedy, AOL shall, following ICP's request, issue a *** intended to *** hereunder. During the last *** of the Initial Term, the restriction contained in the foregoing sentence shall not apply to any AOL public announcement with respect to an AOL relationship with an ***, which relationship will take effect subsequent to any period in which *** applies (in accordance with the terms of this Agreement).

                  During the *** days following the Effective Date, ICP shall not *** any *** with any *** regarding rights similar to those with respect to which ICP has granted an *** to AOL pursuant to Sections 2.2(iv), 2.4 and 2.5, respectively, nor participate in any *** by any *** with respect to same (whether affirmatively or by knowingly permitting such ***), except as required by law. ICP will use reasonable efforts to ensure that any public announcement or other public statement made by ICP's public relations department with respect to any third party relationship involving rights granted by ICP to an Interactive Service similar to those granted to AOL pursuant to Sections 2.2(iv), 2.4 and 2.5, respectively, shall not intentionally *** or *** the *** upon AOL pursuant to Sections 2.2(iv), 2.4 and 2.5 by *** such *** as having a ***; provided that, if, notwithstanding ICP's reasonable efforts, ICP does release a *** or other *** with respect to any third party ***, which press release has both the *** (in this regard, *** shall mean that ICP expressly *** such *** as having a ***) and actual *** of *** and *** the Parties' *** in the manner described above, then, as AOL's sole remedy, ICP shall, following AOL's request, issue a *** intended to *** the *** with AOL. During the last *** of the Initial Term, the restriction contained in the foregoing sentence shall not apply to any ICP public announcement with respect to an ICP relationship with an ***, which relationship will take effect subsequent to any period in which *** applies (in accordance with the terms of this Agreement)


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         1.3.7    CONDITIONS TO AND RESTRICTIONS ON PREMIER STATUS. AOL's
                  provision of the Premier Status is subject to the following conditions and restrictions:

                  (a) AOL's provision of the Premier Status to ICP granted pursuant to Sections 1.3.1 through 1.3.6 of this Agreement is contingent upon ICP's full performance of all material obligations and full compliance with all material conditions set forth in this Agreement, including without limitation, ICP's payment of all fees and in-kind consideration, and AOL shall have the right to terminate the Premier Status upon ICP's failure to fully perform all material obligations or fully comply with all material conditions set forth in this Agreement; and

                  (b) AOL shall have the right to terminate the Premier Status granted to ICP pursuant to Sections 1.3.1, 1.3.2, 1.3.3, 1.3.4 and 1.3.6 if:

                           (i) ICP fails to maintain its fundamental promotional relationship or affiliation with CBS, Inc. ("CBS") (or its successors) or a fundamental promotional relationship or affiliation comparable in all material respects to ICP's current relationship with CBS with another television sports provider reasonably acceptable to AOL;

                           (ii)     CBS or its successor(s) (or another
                                    television sports provider reasonably
                                    acceptable to AOL with whom ICP has a
                                    fundamental promotional relationship or
                                    affiliation comparable in all material
                                    respects to ICP's current relationship with
                                    CBS) does not maintain reasonably
                                    equivalent broadcast rights to those
                                    currently held by CBS as of the Effective
                                    Date;

                           (iii) At any time after the first *** of the Initial Term, ICP's Internet Site at http://cbs.sportsline.com is not one of the top *** ranked sports Web sites (or the *** ranked sports Web Site within *** of the *** Place Web Site) for at least *** consecutive calendar months, in terms of both traffic ("TRAFFIC") and audience reach ("AUDIENCE REACH") based on statistics published by the leading Internet audience research organization(s) ("METRICS") as mutually agreed upon by the Parties; provided that, if the Parties do not agree on the Metrics before the end of the *** after the Effective Date, the following Metric shall apply: Audience Reach as measured by share or percentage of Internet online users as reported by ***, and Traffic as measured by page views; or

                           (iv) At any time after the first *** of the Initial Term, ICP's Internet Site at http://cbs.sportsline.com is not one of the top *** ranked sports Web sites (or the *** ranked sports Web Site within *** of the *** Place Web Site) for at least *** consecutive calendar months, in terms of quality based upon a cross-section of mutually agreed upon independent third-party reviewers who are recognized authorities in such industry.

                  (c) AOL shall have the right to terminate the Premier Status granted to ICP pursuant to Sections 1.3.1(b)(iv) (but only with respect to *** linking to a commerce site) 1.3.5 and 1.3.6 if the Private Store is not one of the top *** in the online sports product industry, as determined by each of the following methods:

                           (i) based on a cross-section of mutually agreed upon independent third-party reviewers who are recognized authorities in such industry, and


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                           (ii)     with respect to all material quality
                                    averages or standards in such industry,
                                    including each of the following: (1)
                                    pricing of Products, (2) scope and
                                    selection of Products, (3) quality of
                                    Products, (4) customer service and
                                    fulfillment associated with the marketing and sale of Products, and (5) ease of use.

         1.4 PERMISSIBLE AOL ACTIVITIES. Notwithstanding anything to the contrary in Section 1.3 above (and without limiting any actions which may be taken by AOL without violation of ICP's rights hereunder), no provision of this Agreement will limit AOL's ability (on or off the AOL Network) to:

                           (i) Undertake activities or perform duties pursuant to (A) arrangements with third parties, including without limitation any relationships with ***, existing as of the Effective Date and (B) any agreements to which AOL becomes a party subsequent to the Effective Date as a result of Change of Control, or merger, acquisition or other similar transaction. With respect to any such arrangements and/or agreements, any renewal by AOL, extension by AOL, modifications or amendments thereto relating to an extension of the term, additional placement or additional impressions elected to be given by AOL (and, in the case of AOL's agreement with ***, any renewal, extension, or modification or amendment relating to an extension of the term or additional placements or impressions) shall be deemed to be a new agreement as of the date of execution of any such renewal, extension, modification or amendments thereto. AOL represents that, to the best of its knowledge, as of the Effective Date, AOL is not a party to any agreement with any *** that would prevent AOL from materially performing hereunder;

                           (ii) Except as provided in Sections 1.3.1A, 1.3.1B and 1.3.5, sell advertising (e.g., banners, buttons, links, sponsorships), including without limitation standard placements in any shopping area or channel, to any ***;

                           (iii) Enter into an arrangement with any third party for the primary purpose of acquiring AOL Users whereby such third party is allowed to promote or market its products or services to only those AOL Users that are acquired as a result of such arrangement; or

                           (iv) create editorial or news commentary or programming, and contextual links within such areas, relating to any third party or third party marketer of ***.

         1.5      NO ***.

                  (i) BY AOL. As long as ICP is entitled to Premier Status under the terms of this Agreement, AOL shall not in *** the terms and conditions of an ***, nor take any action or undertake any obligation or grant any rights to or on behalf of any ***, anywhere within the AOL Service the primary purpose of which is to *** or substantially ***. In addition, as a courtesy, AOL shall use commercially reasonable efforts to provide ICP with at least *** days advance notice prior to *** any *** with any ***; provided that, any failure of AOL to disclose any *** shall not constitute a breach of this Agreement.

                  (II) BY ICP. ICP shall not in *** the terms and conditions of the *** granted to AOL pursuant to this Agreement nor take any action or undertake any obligation or grant any rights to or on behalf of any *** with respect to the rights for which ICP has granted AOL an *** pursuant to this Agreement, the primary purpose of which is to *** or substantially *** as provided in Sections 2.2(iv), 2.4 and 2.5, respectively. In addition, as a courtesy, ICP shall use commercially reasonable efforts to


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                           provide AOL with at least *** days advance notice
                           prior to *** any *** with any ***; provided that, any failure of ICP to disclose any *** shall not constitute a breach of this Agreement.

2.       PROMOTION

         2.1 COOPERATION. Each Party shall cooperate with and reasonably assist the other Party in supplying material for marketing and promotional activities.

         2.2 ICP INTERNET SITE(S). Within each generally available ICP Internet Site, ICP shall include the following (collectively, the "AOL PROMOS"):

                  (i) a prominent (in size and placement mutually agreed to by the parties) promotional button ("AOL BUTTON") appearing on the bottom of the first screen of the applicable ICP Internet Site(s), which may link to a page on AOL.com where a user may download or order the then-current version of client software for such AOL products or services (for example, the AOL Service, the CompuServe brand service, the AOL.com site, the Digital City services or the AOL Instant Messenger service). If the AOL Button links to a page where it makes its then-current version of client software for the AOL Service available, AOL shall *** a *** for each *** in accordance with AOL's then-standard terms and conditions),

                  (ii) a mutually agreed upon schedule of promotions and links for AOL Instant Messenger service (AIM);

                  (iii) a minimum of one (1) branded link within ICP's "custom browser" or "hybrid browser" to locations on the AOL Network as determined by AOL in its sole discretion; provided (A) any page linked to from such "Custom Browser" shall display a link back to the ICP Internet Site(s), the Programming Content and Screens or another mutually agreed upon location, and (B) such branded link shall not link directly to an Interactive Site or Welcome Mat of any ***; and

                  (iv) without limiting any other provisions of this Agreement, prior to entering into negotiations with any third party regarding products similar to an AOL product (e.g., AIM, AOL Netfind, Yellow Pages, etc.) to be offered on the ICP Internet Site(s), ICP shall give AOL an *** to enter into such agreement.

                  AOL will provide the creative Content to be used in the AOL Promos; provided that, AOL shall not provide Content for more than *** AOL Promos per week. ICP shall post (or update, as the case may be) the creative Content supplied by AOL within the spaces for the AOL Promos within five (5) days of its receipt of such Content from AOL. Without limiting any other reporting obligations of the Parties contained herein, ICP shall provide AOL with monthly written reports within thirty
                  (30) days after the last day of each month specifying the number of impressions to the pages containing the AOL Promos during the prior month. In the event that AOL elects to serve the AOL Promos to the ICP Internet Site from an ad server controlled by AOL or its agent, ICP shall take all reasonable operational steps necessary to facilitate such ad serving arrangement, including, without limitation, inserting HTML Code designated by AOL on the pages of the ICP Internet Site on which the AOL Promos appear. In addition, within each ICP Internet Site, ICP shall provide promotion for the Keywords associated with the ICP Internet Site(s) "above the fold" on each applicable home page.

         2.3 OTHER MEDIA. Other than with respect to promotion provided by CBS as provided in, and governed by the Addendum attached as Exhibit E-1 to this Agreement between CBS and AOL to be executed on the Execution Date (the "AOL/CBS AGREEMENT"), in all of ICP's television,


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                  radio, print and "out of home" (e.g., buses and billboards)
                  advertisements and in any publications, programs, features or other forms of media over which ICP exercises editorial control, ICP will include specific references or mentions (orally where possible) of the availability of the ICP Internet Site(s) through the AOL Service, which are at least as prominent, where commercially practicable in ICP's reasonable judgment, as any references that ICP makes to any of the ICP Internet Sites, including without limitation, ICP's Internet Site(s) or any other mutually agreed upon ICP Internet Site (by way of site name, related company name, URL or otherwise). Without limiting the generality of the foregoing, (i) ICP's listing of the "URL" for any ICP Internet Site will be accompanied by (A) a prominent listing of the AOL Keyword Search Term(s) for the ICP Internet Site(s) or, (B) where constrained by time and/or space limitations as reasonably determined by ICP, the availability of the ICP Internet Site via the AOL Network, and (ii) ICP shall promote the AOL Keyword or, where constrained by time and/or space limitations as reasonably determined by ICP, the availability of the ICP Internet Site via the AOL Network, anytime and anywhere ICP promotes the URL or site name for any of the ICP Internet Sites; subject, with respect to (i) and (ii), to any contractual restrictions existing as of the Effective Date which prohibit such promotions. ICP represents that there are no contractual commitments as of the Effective Date which would impede or restrict ICP's ability to deliver the promotion contemplated in this Section 2.3.

         2.4 PREFERRED ACCESS PROVIDER/ ***. When promoting AOL, ICP shall promote AOL as a preferred access provider through which a user can access the ICP Internet Site(s) (e.g., ICP shall not authorize any third party to promote that they are "the preferred" access provider). In this regard, ICP shall provide to AOL an *** with respect to any transaction ICP wishes to enter into with an Interactive Service for the purpose of (i) distributing such Interactive Service's access software, (ii) co-marketing such Interactive Service in conjunction with an ICP Internet Site, or (iii) selling and/or syndicating content not generally available on any ICP Internet Site(s).

         2.5 HOMETOWN. Prior to entering into any relationship with a "homesteading" (i.e., personal home page service) and/or community partner (e.g., e-mail, chat or similar service) on the ICP Internet(s), subsequent to the Effective Date, ICP shall offer AOL an *** with respect to such relationship. ICP represents that, as of the Effective Date, it has not entered into any agreement, arrangement or relationship with a "homesteading" partner and shall commence negotiations in good faith with AOL as soon as reasonably practicable after the Execution Date.

3.       REPORTING; PAYMENT.

         3.1 USAGE AND OTHER DATA. AOL shall deliver to ICP all standard monthly usage information related to the Commerce Promotions which are similar in substance and form to the reports provided by AOL to other interactive marketing partners similar to ICP, as well as deliver, in a manner mutually agreed upon by the Parties and no less frequently than on a ***, AOL's actual *** for the ICP Internet Site(s) cached by AOL; provided that, ICP provides AOL a comprehensive listing of *** and their corresponding ***. ICP agrees and acknowledges that any AOL *** cannot be made available until at least *** after such *** has been generated. In addition to the reports required by Sections 4.5.4 and 4.5.5, ICP will deliver to AOL on a daily basis ICP's *** which reflect total hits by AOL Users based upon a mutually agreed upon method for determining a hit by an AOL User. AOL agrees and acknowledges that any ICP *** cannot be made available until at least *** after such *** has been generated. In addition, ICP shall deliver to AOL "click-through" data with respect to the promotions specified in Section 2 on a monthly basis no later than the end of the month following the month reported. Without limiting the foregoing and to enable AOL and ICP to more accurately account for the Impressions and Promotions actually delivered pursuant to this Agreement, AOL shall use commercially reasonable efforts, within a commercially reasonable amount of time after the Effective Date, to assign *** or to employ


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                  other similar mechanism of equal or greater accuracy for ***, to any screens on which ICP or any ICP Competitor has a Presence and for which there is no other way of ***. In addition, AOL shall provide a monthly report of all Impressions delivered to ICP under this Agreement and a monthly "Contract ***" *** by ***, the interactive *** unit of ***, showing *** for ICP's Banner Advertisements served by AOL's Ad Server and reported by the *** system. AOL will provide a monthly accounting of the number of *** provided to the *** and the greatest number of *** provided to any single ***, but AOL shall not provide such data utilizing names or particular placements of any *** or any other information in violation of AOL's confidentiality obligations to such ***.

         3.2 PROMOTIONAL COMMITMENTS. ICP shall provide to AOL a monthly report, no later than the end of the month following the month reported, documenting its compliance with any promotional commitments it has undertaken pursuant to Section 2 of this Agreement in the form attached as EXHIBIT F hereto.

         3.3 CARRIAGE AND PROMOTIONAL FEE. ICP shall pay AOL the following consideration:

                  3.3.1 CASH PAYMENT. ICP shall pay AOL eight million dollars ($8,000,000.00) (the "CASH PAYMENT") within thirty (30) days after the full execution of this Agreement (the "EXECUTION DATE"); and

                  3.3.2 IN-KIND PROGRAMMING AND PROMOTION. ICP shall provide AOL with the programming and promotional commitments specified on EXHIBIT E attached hereto (the "ICP IN-KIND COMMITMENTS"). Without limiting any other rights or remedies available to AOL, AOL's Anchor Tenancy and Impressions commitments specified in Sections 1.1 and 1.6 herein are and will be contingent, upon provision by ICP of the ICP In-Kind Commitments in accordance with EXHIBIT E AND EXHIBIT E-1.

                  3.3.3 STOCK. Within thirty (30) days of the Effective Date, ICP shall issue, or cause to be issued, to AOL five hundred fifty thousand (550,000) shares of *** common stock of ICP ("ICP COMMON STOCK"), which shall be subject to Section 3.3.5 below and to the representations, warranties, terms and conditions contained in EXHIBIT I., and shall deliver certificates representing such shares to AOL.

                  3.3.4 WARRANTS. ICP shall grant Warrants ("WARRANTS") to purchase additional shares of common stock of ICP (collectively, "WARRANT STOCK") in accordance with all the terms and conditions contained in that certain Warrant which shall be executed and delivered contemporaneously herewith, the form of which is attached hereto as EXHIBIT K. Pursuant to the Warrant, the Warrants shall vest as follows:

                           (a) Warrants to purchase up to four hundred fifty thousand (450,000) shares of Warrant Stock at an exercise price of *** per share, which Warrants shall be vested on the ***.

                           (b) Warrants to purchase up to an additional one hundred fifty thousand (150,000) shares of Warrant Stock at an exercise price of *** per share, which Warrants shall vest at *** as ***;

                           (c) Warrants to purchase up to an additional one hundred fifty thousand (150,000) shares of Warrant Stock at an exercise price of *** per share, which Warrants shall vest at *** as ***;


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   CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
            AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.


                           (d) Warrants to purchase up to an additional one hundred fifty thousand (150,000) shares of Warrant Stock at an exercise price of *** per share, which Warrants shall vest at *** as ***.

                  3.3.5    GUARANTEED PROCEEDS; ESCROW ACCOUNT.

                           (a) Provided that AOL holds and does not sell any shares of the ICP Common Stock during the two
                           (2) year period commencing on the Effective Date, then, subject to the provisions of this Section
                           3.3.5 below, at the election of AOL as provided below, ICP shall pay AOL an amount ("DEFICIENCY AMOUNT"), if any, equal to the difference between the Guaranteed Proceeds less the Actual Net Proceeds. For purposes of this Section:

                           (i) "ACTUAL NET PROCEEDS" means the aggregate proceeds from sales of the Subject Shares (as defined in Section 3.3.5(b) below) during the Sale Period (as defined in Section 3.3.5(b) below), less any brokerage commission actually incurred and paid by AOL to the Market Maker (as defined in Section 3.3.5(b) below) in connection with such sales;

                           (ii)     "GUARANTEED PROCEEDS" means the product of
                                    (a) an amount equal to fifteen million
                                    dollars ($15,000,000) (the "Aggregate
                                    Guarantee") and (b) a fraction, the
                                    numerator of which is the number of Subject
                                    Shares (as defined in Section 3.3.5(b)
                                    below) and the denominator of which is the total number of shares of ICP Common Stock issued to AOL pursuant to Section 3.3.3 ;

                           (iii) "MARKET PRICE" means the closing price per share of the common stock of ICP on any given day on the Nasdaq National Market, as reported by Nasdaq; and

                           (iv)     "REFERENCE PRICE" means ***.

                  (b) On or within five (5) days of the second anniversary of the Effective Date, ICP shall provide AOL written notice (the "Election Notice") triggering a 10-day period during which AOL may determine to sell any or all of the ICP Common Stock so that AOL may make a claim for a Deficiency Amount. If AOL has not sold any shares of ICP Common Stock during the two (2) year period commencing on the Effective Date (as provided in Section 3.3.5(a) above) and AOL elects to make a claim for a Deficiency Amount, AOL shall provide ICP a written notice of such election (the "AOL Notice") prior to the tenth (10th) day after receiving the Election Notice (provided that AOL, in its discretion, may also provide such AOL Notice at any time after the second anniversary of the Effective Date and prior to the delivery by ICP of the Election Notice), which AOL Notice shall specify the number of shares of the ICP Common Stock with respect to which AOL desires to make a claim for a Deficiency Amount (the "Subject Shares"). Within five (5) business days following ICP's receipt of the AOL Notice, ICP shall provide AOL a written notice designating one of the primary market makers in the common stock of ICP (the "MARKET MAKER") to sell the Subject Shares in accordance with this
                           Section 3.3.5(b). Within five (5) business days after AOL's receipt of ICP's designation of the Market Maker, AOL shall place a standing sell order (the "SELL ORDER") with the Market Maker covering the Subject Shares and shall deliver to the Market Maker in good form


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   CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
             AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.


                           for transfer certificates representing the Subject Shares. The Sell Order shall instruct the Market Maker to sell the Subject Shares at the best available market prices, in the Market Maker's reasonable good faith judgment, during the sixty
                           (60) day period following the date AOL places the Sell Order (the "Sale Period"). In the event the Market Maker is unable to sell all or any part of the Subject Shares (such unsold Subject Shares, the "Unsold Stock") due to either legal restrictions or market conditions, AOL shall notify ICP thereof as soon as practicable following the expiration of the Sale Period. Upon receipt of such notice, ICP shall purchase from AOL for cash such Unsold Stock at a price per share equal to the Reference Price.

                  (c) To provide security for ICP's obligation to pay the Deficiency Amount, commencing ten (10) business days after the Effective Date, ICP shall place and maintain funds equal to the Required Escrow Amount (as hereinafter defined) in an escrow account ("ESCROW ACCOUNT") with ***, as escrow agent (the "ESCROW AGENT"). The Escrow Account shall be established and governed by the terms of an escrow agreement consistent with the terms hereof and mutually acceptable to the Parties ("ESCROW AGREEMENT") to be entered into among ICP, AOL and the Escrow Agent within *** after the Execution Date.

                  (d) The "REQUIRED ESCROW AMOUNT" shall mean an amount equal to *** unless the *** is less than the *** in which case the Required Escrow Amount shall equal the product of (i) the number of shares of ICP Common Stock issued to AOL pursuant to Section 3.3.3, multiplied by (ii) the difference, if any, between the *** and the *** as of the end of the calendar month for which the Required Escrow Amount is determined; provided, that if AOL has given the AOL Notice, the Required Escrow Amount shall thereafter equal the product of (x) the number of Subject Shares, times (y) the difference, if any, between the *** and the ***. If during the two (2) year period following the Effective Date ICP declares a stock dividend or distribute shares of common stock of ICP to its shareholders, or if ICP subdivides its outstanding shares of common stock by recapitalization, reclassification or split-up thereof, the Reference Price shall be proportionately decreased to give effect thereto. If during the two (2) year period following the Effective Date ICP combines the outstanding shares of its common stock by recapitalization, reclassification or combination thereof, the Reference Price shall be proportionately increased to give effect thereto. Any such adjustment to the Reference Price shall be effective at the close of business on the effective date of such subdivision or combination or, if any adjustment is the result of a stock dividend or distribution, then the effective date for such adjustment shall be the record date therefor.

                  (e) On or before the tenth (10th) business day of each calendar month during the two (2) year period following the Effective Date, ICP shall provide AOL and the Escrow Agent a written notice specifying the Required Escrow Amount as of the end of such calendar month and shall deposit with the Escrow Agent such amount, if any, as may be necessary to increase the balance of the Escrow Account to such Required Escrow Amount. If as of the end of any calendar month during the two (2) year period following the Effective Date the balance of the Escrow Account exceeds the Required Escrow Amount, the Escrow Agent shall be authorized to release such excess amount to ICP. After AOL has given the AOL Notice, ICP shall determine the Required Escrow Amount as of the date of such notice (the "Final Escrow Amount") and, if the balance of the Escrow Account exceeds the Final Escrow Amount, the Escrow Agent shall be authorized to release such excess to ICP. All interest or other amounts earned


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   CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
             AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.


                           on amounts on deposit in the Escrow Account shall be payable by the Escrow Agent to ICP each month after ICP has provided AOL and the Escrow Agent the notice required by the first sentence of this Section 3.3.5(e) and deposited with the Escrow Agent the amount, if any, as may be required to increase the balance of the Escrow Account to the Required Escrow Amount specified in such notice (or, if no such amount is required, after the Escrow Agent's receipt of such notice).

                  (f) If AOL has given the AOL Notice and placed the Sell Order, then as soon as practicable following the earlier to occur of the last day of the Sale Period or the date on which all of the Subject Shares have been sold, AOL shall provide ICP written notice of the Deficiency Amount (the "Deficiency Notice"), if any, due hereunder. If a Deficiency Amount is due, ICP shall pay such Deficiency Amount to AOL within ten (10) business days after receipt of the Deficiency Notice; and, upon such payment, ICP shall be authorized to receive all funds then held in the Escrow Account. If ICP fails to make payment of the Deficiency Amount when due, AOL shall be authorized to make a claim against the Escrow Account for any unpaid amount. If the balance of the Escrow Account is not sufficient to cover the entire Deficiency Amount, AOL may pursue any other remedies it may have against ICP under this Agreement and at law or equity to recover the Deficiency Amount.

                  (g) ICP's obligations under this Section 3.3.5 shall terminate and have no further force and effect if
                           (i) if AOL sells any shares of the ICP Common Stock during the two-year period commencing on the Effective Date, (ii) AOL fails provide ICP the AOL Notice or to place or maintain the Sell Order with the Market Maker as required by Section 3.3.5(b) (provided that de minimis deviations from such requirements not materially effecting the sale of the Subject Shares hereunder (including without limitation the resulting Actual Net Proceeds) shall not result in such termination of ICP's obligations under this Section 3.3.5), or (iii) if during the Sale Period the Actual Net Proceeds received by AOL as a result of sales of the Subject Shares equals or exceeds the Guaranteed Proceeds. At such time as ICP's obligations under this Section 3.3.5 terminate, ICP shall be authorized to receive all funds then held in the Escrow Account.

                  (h) It shall be a material breach of this Agreement if ICP fails (a) to timely make any *** into the *** or
                           (b) within *** after the Effective Date to *** the ***(unless due to circumstances under which *** is permitted to be *** under the ***) and to maintain such *** as required under the ***.

         3.4 ALTERNATIVE REVENUE STREAMS. In the event ICP or any of its affiliates creates or desires to create, as a direct result of any Promotions, any new revenue stream as a result of such Promotions other than Advertising Revenues and Transaction Revenues (an "ALTERNATIVE REVENUE STREAM"), ICP will promptly inform AOL in writing of ICP's desire to market Products and/or services to AOL Members which would produce an Alternative Revenue Stream, and the Parties will negotiate in good faith regarding whether ICP will be allowed to market such new Products and/or services through the Promotions, and if so, the equitable portion of revenues from such Alternative Revenue Stream (if applicable) that will be shared with AOL pursuant to this Agreement).


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   CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
             AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.


         3.5 PAYMENT SCHEDULE. Except as otherwise specified herein, each Party agrees to pay the other Party all amounts received and owed to such other Party as described herein on a quarterly basis within *** of the end of the quarter in which such amounts were collected by such Party. The first quarter for which payment is to be made shall (i) begin on the first day of the month following the month of full execution of this Agreement, and (ii) include the portion of the month of execution following the Effective Date (unless this Agreement was executed on the first day of a month, in which case the quarter shall be deemed to begin on the first day of such month).

         3.6 TAXES. ICP will collect and pay and indemnify and hold AOL harmless from, any sales, use, excise, import or export value added or similar tax or duty based on any Product sold, including any ICP Membership or Premium Product, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees.

         3.7 PAYMENTS. All payments by ICP hereunder shall be paid by check in U.S. funds to "America Online" at the following address: 22000 AOL Way, Dulles, Virginia 20166, Attention:
                  Chief Financial Officer, except that the Cash Payment shall be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number 323070752 at the Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081 (ABA: 021000021), or such other account of which AOL shall give ICP written notice.

4.       ADVERTISING AND MERCHANDISING

         4.1 ADVERTISING SALES. AOL owns all right, title and interest in and to, and, except as expressly provided herein, ICP shall not have the right to sell, except as expressly provided herein, the advertising and promotional spaces within the AOL Network (including, without limitation, advertising and promotional spaces on the Programming Content and Screens and any AOL forms or pages, hybrid browsers and Welcome Mat(s), preceding or framing the ICP Internet Site(s)), and, except where AOL has granted ICP the express right to sell advertising pursuant to this Agreement, to retain one hundred percent (100%) of all advertising revenues generated therefrom. ICP shall have the right to offer, sell or license Advertisements on the *** with respect to the inventory thereon as such inventory is reasonably determined by AOL and subject to AOL's advertising policies, including without limitation, exclusivity commitments; provided, however, that DCI shall have the exclusive right to offer, sell or license Advertisements on the hybrid browser(s) associated with the Digital City Service, so long as DCI shall not include any *** in such ***. The specific advertising inventory within any such AOL forms or pages shall be as reasonably determined by AOL.

         4.2 PROGRAMMING ADVERTISEMENTS. Except as otherwise expressly provided herein, AOL and/or its Affiliates shall have the exclusive right to license or sell, and to serve, Advertisements in or through the AOL Network including, without limitation, any area for any Programming Content and Screens ("PROGRAMMING ADVERTISEMENTS") and to retain one hundred percent (100%) of all revenues generated by the offer, sale or provision of Programming Advertisements. Nothing contained in this Section 4.2 shall be construed as limiting ICP's right to provide Links in the AOL Programming as set forth in EXHIBIT E.

         4.3 COMPUSERVE ADVERTISEMENTS. AOL and/or CompuServe shall have the exclusive right to license or sell, and to serve, Advertisements in or through any page on the CompuServe Screens (as defined in EXHIBIT E) and CompuServe UK Screens (as defined in EXHIBIT E), and to keep one hundred percent (100%) of all advertising revenues generated by the offer, sale or provision of such Advertisements. ICP shall have the exclusive right to license or sell Advertisements in or through all other pages of the ICP Internet Site(s) Linked from the CompuServe Screens and the CompuServe UK Screens ("COMPUSERVE ADVERTISEMENTS"), and ICP shall have the right to retain one hundred percent (100%) of all Advertising Revenue generated therefrom.


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


         4.3A WELCOME MAT ADVERTISEMENTS. To the extent AOL requires ICP to create any Welcome Mat(s) pursuant to Section 5.2.1, AOL hereby grants ICP the right to license or sell promotions, advertisements, links, pointers or similar services or rights in or through each Welcome Mat ("WELCOME MAT ADVERTISEMENTS").

         4.4 ADVERTISING POLICIES. ICP's sale of any Welcome Mat Advertisements or any other Advertisements in the Private Store, the CompuServe Screens and CompuServe UK Screens or any page or screen hosted on the AOL Network other than solely by caching ("collectively, "AOL ADVERTISEMENTS"), shall be subject to AOL's or the applicable Affiliate's then standard advertising policies (provided such policies are disclosed to ICP), including without limitation exclusivity commitments. ICP shall (i) in each instance where Welcome Mats or other Advertisements are hosted on the AOL Network, provide AOL or the applicable Affiliate with a completed standard advertising registration form relating to such AOL Advertisement, and(ii) ensure that any AOL Advertisement sold by ICP complies with all applicable federal, state and local laws and regulations. To the extent ICP sells an Advertisement as part of an advertising package including multiple placement locations (e.g., both the ICP Internet Site(s) which generates Advertising Revenues and another ICP Internet Site or interactive site which does not generate Advertising Revenues), ICP shall allocate the payment for such advertising package between or among such locations in an equitable fashion. Any Welcome Mat Advertisements shall be subject to the Advertising Minimum. With respect to any other Advertisements sold by ICP or its agents, ICP shall use best efforts to maximize the "CPMs" to be paid pursuant to such Advertisements and shall in all cases ensure that such sales are made at or above then-current market rates for comparable advertising inventory

         4.5 INTERACTIVE COMMERCE. All merchandising through the Private Store shall comply with the following:

                  4.5.1 PRICES. ICP will ensure that: (i) the prices (and any other required consideration) for Products sold through the Private Store do not exceed the prices for the Products or substantially similar Products offered by or on behalf of ICP; (ii) the terms and conditions related to Products in the Private Store are no less favorable in any respect to the terms and conditions for the Products or substantially similar Products offered by or on behalf of ICP through the ICP Internet Site(s); and (iii) both the prices and the terms and conditions related to Products in the Private Store are reasonably competitive in all material respects with the prices and terms and conditions for the Products or substantially similar Products offered by any ICP Competitor through any Internet Site(s), except ICP will not have to be competitive insofar as such ICP Competitor products are sold through any auction site or closeout sale.

                  4.5.2 SPECIAL OFFERS. ICP will (i) promote through the Private Store any special or promotional offers made available by or on behalf of ICP online, and (ii) promote through the Private Store on a regular and consistent basis special offers exclusively available to AOL Members and/or AOL Users ((i) and
                           (ii) collectively, the "SPECIAL OFFERS"). ICP will provide AOL with reasonable prior notice of Special Offers so that AOL can market the availability of such Special Offers in the manner AOL deems appropriate in its editorial discretion, subject to the terms and conditions hereof. In connection with the foregoing, ICP shall make all of its existing ICP Memberships or Premium Service(s), available to AOL Users at a ten (10%) discount off ICP's ordinary retail prices; provided that, ICP shall not be obligated to provide such discount on its fantasy games unless AOL promotes such fantasy game discounts within the AOL Service Sports Channel Fantasy Center(s).

                  4.5.3 PRODUCT OFFERING. ICP will ensure that the Private Store includes all of the Products and other Content (including, without limitation, any features, offers, contests, functionality or technology) that are then made available by or on behalf of ICP through any online store; provided, however, that (i) such inclusion will not be required where it is commercially or technically impractical to ICP (i.e., inclusion would cause ICP to incur substantial incremental costs); and (ii) such offering is limited to the Product categories outlined in EXHIBIT A and any specific changes in scope, nature and/or offerings of such Product categories shall be subject to AOL approval.

                  4.5.4 SALES REPORTS. ICP will provide AOL with a monthly report in a mutually agreed upon format to be delivered to AOL in an automated manner, detailing the sales activity during such period. These sales reports shall contain information substantially similar to the following (and any other information mutually agreed upon by the Parties or reasonably required for measuring revenue activity by ICP through the ICP Internet Site(s)): (i) summary sales information by day (date, number of Products, number of orders, total Transaction Revenues); and (ii) detailed sales information (order date/timestamp (if technically feasible), purchaser name and screen-name, SKU or Product description) ((i) and
                           (ii) collectively, "SALES REPORTS"). AOL will be entitled to use the Sales Reports in its business operations, subject to the terms of this Agreement (including but not limited to the provisions of Exhibit C related to confidentiality and privacy). AOL shall maintain the confidentiality of the foregoing information and shall not disclose any individual sales information to any third party provided that, AOL may disclose such information with ICP's prior consent; except that, AOL may use the Sales Reports without ICP's prior consent for
                           (A) internal programming and advertising rotation purposes, and (B) informational disclosures as part of broader aggregation of data from multiple commerce partners regarding AOL Users. More generally, each payment to be made by ICP pursuant to Section 7 will be accompanied by a report containing information which supports the payment, including information identifying (x) Gross Transaction Revenues and all items deducted or excluded from Gross Transaction Revenues to produce Net Transaction Revenues, including, without limitation, chargebacks and credits for returned or canceled goods or services (and, where possible, an explanation of the type of reason therefor, e.g., bad credit card information, poor customer service, fraudulent transactions, etc.), and (y) any applicable Advertising Revenues.

                  4.5.5 FRAUDULENT TRANSACTIONS. To the extent permitted by applicable laws, ICP will provide AOL with a reasonably prompt report of any fraudulent order of which ICP has actual knowledge, including the date, screenname or email address and amount associated with such order, promptly following ICP obtaining knowledge that the order is, in fact, fraudulent.

                  4.5.6 RIGHT OF FIRST NEGOTIATION/RIGHT OF FIRST OFFER. Subject to AOL's approval rights set forth in
                           Section 1.2.4: (i) ICP shall not conduct any merchandising through the Private Store through auctions or any method other than a direct sales format without providing AOL with written notice of such desire, negotiate in good faith with AOL or its commerce or marketing partner in the applicable product/service category regarding a merchandising or commerce arrangement for such non-direct sales format, and (ii) prior to entering into any arrangement with any third party regarding the supply of any non-sports related products through the Private Store, ICP shall give AOL written notice of such desire and, upon request by AOL, negotiate in good faith with AOL or its designated commerce or marketing partner in the applicable product/service category regarding such merchandising or commerce arrangement.

5.       CUSTOMIZED LINKED INTERNET SITES

         5.1 PERFORMANCE. ICP shall optimize the ICP Internet Site(s) and the Private Store for distribution hereunder according to AOL's Operating Standards set forth on EXHIBIT G attached hereto. To

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   CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
             AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

                  the extent site standards are not established in EXHIBIT G with respect to any aspect or portion of the ICP Internet Site(s) (or the Products or other Content contained therein), ICP will provide such aspect or portion at a level of accuracy, quality, completeness, and timeliness which meets or exceeds prevailing standards in the sports information or online sales or sports-related products industry. In the event ICP fails to comply with any material terms of this Agreement (including without limitation, the material terms of any Exhibit attached hereto), AOL will (i) have the right (in addition to any other remedies available to AOL hereunder) to decrease the promotion it provides to ICP hereunder until such time as ICP corrects its non-compliance, and (ii) be relieved of its promotional obligations during the period of such non-compliance, provided that the *** shall not be reduced unless the period of non-compliance is more than ***.

         5.2 CUSTOMIZATION. ICP shall customize the ICP Internet Site(s) for AOL Users as follows:

                  5.2.1 Upon AOL's request, and ***, ICP shall create a customized, co-branded home page "welcome mat" for the AOL audience for each area on the ICP Internet Site(s) linked to from the AOL Network on a Continuous basis (each a "WELCOME MAT"), which Welcome Mat(s) shall be subject to AOL approval; and

                  5.2.2 ICP shall employ some means that prevents AOL Members and AOL Users linking to the ICP Internet Site(s) from the AOL Network from receiving advertisements, promotions or links from or for another Interactive Service (provided that such promotion or links expressly promotes an Interactive Service) or otherwise in violation of AOL's or the applicable Affiliate's then-standard advertising policies or exclusivity commitments. AOL will supply ICP with information reasonably requested by ICP to allow ICP to identify an AOL Member and AOL User in order to comply with its obligations under this
                           Section 5.2.2. AOL's *** with respect to the foregoing shall be the *** set forth in ***, so long as ICP is *** to comply with this Section 5.2.2.

         5.3 REVIEW. ICP shall allow appropriate AOL personnel to have access to the ICP Internet Site(s) for the purpose of reviewing such site to determine compliance with the provisions of this Section 5. To implement the foregoing, ICP shall provide a mutually agreed upon number of accounts at no charge to AOL for which such AOL personnel must register; provided that such accounts shall not be sold, bartered or otherwise transferred to any other party.

         5.4 LINKS ON ICP INTERNET SITE(S). To the extent that AOL notifies ICP in writing that, in AOL's reasonable judgment, links from such site cause an excessive amount of AOL traffic to be diverted outside of such site and the AOL Network in a manner that has a detrimental effect on the traffic flow of the AOL audience, then ICP shall immediately reduce the number of links out of such site(s). In the event that ICP cannot or does not so limit diverted traffic from the ICP Internet Site(s), AOL's ***, with respect to the foregoing *** set forth in *** provided that ICP will work with AOL in good faith on a *** to limit any unreasonable traffic diversion. AOL agrees and acknowledges that nothing contained in this Section 5.4 is meant to apply to or in any way *** ICP's ability to *** and *** within ICP Internet Site(s).

6.       PRODUCTION OF PROGRAMMING CONTENT AND SCREENS

         6.1 AOL PROGRAMMING. ICP shall be responsible for all staffing costs associated with producing all Programming Content and Screens as provided in Section 3.3.2 and EXHIBIT E. AOL will work to facilitate securing necessary rights for ICP to utilize certain Content (e.g., initially, ***) necessary to produce the AOL Programming and AOL shall bear the reasonable cost of providing ICP access to such Content; provided that,
                  (i) the Parties acknowledge that certain third party


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                  *** may be necessary to secure such rights, and (ii) neither party shall be obligated to *** specific to having ICP produce such Content. If AOL is not able to *** third party *** through the exercise of reasonable efforts or if either Party would be required to *** to *** such ***, then the Parties shall work together to arrive at a mutually acceptable work-around and neither ICP nor AOL shall be *** of *** as a consequence of the *** to *** such ***. AOL shall have the right to reduce or limit, in any form and manner, the features, functionality and other interactive characteristics of the AOL Programming, and ICP shall not incorporate into the AOL Programming new features, functionality and other interactive aspects which require the *** of *** AOL *** without the prior written approval of AOL. AOL shall provide to ICP, at no cost to ICP, Tools (as defined in Section 6.2 below) necessary for ICP to produce the AOL Programming. In the event that ICP requests any AOL production assistance, ICP shall work with AOL to develop detailed production plans for the requested production assistance (the "PRODUCTION PLAN"). Following receipt of the final Production Plan, AOL shall notify ICP of (A) AOL's availability to perform the requested production work, (B) the proposed fee or fee structure for the requested production and maintenance work, and (C) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of an agreed-upon Production Plan, such agreement shall be reflected in a separate work order signed by the Parties. To the extent ICP elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's production standards available at Keyword "Styleguide." The specific production resources, if any, which AOL may allocate to any production work to be performed on behalf of ICP shall be as determined by AOL in its sole discretion; provided that, if ICP's failure to provide the AOL Programming is caused by *** unreasonable *** in providing such production assistance to ICP, ICP shall not *** in *** of *** because of such failure.

         6.2 PUBLISHING TOOLS. At *** to ***, AOL shall grant ICP access to *** proprietary publishing tools (e.g., forms, feed parsers, etc.) and other technology (each a "TOOL") necessary (as determined by AOL in its sole discretion) for ICP to develop and implement any AOL Programming during the Term. ICP shall be granted a nonexclusive *** license to use any such Tool, which license shall be subject to: (i) ICP's compliance with all rules and regulations relating to use of the Tools, as published from time to time by AOL, (ii) AOL's right to withdraw or modify such license at any time, and
                  (iii) ICP's express recognition that AOL provides all Tools on an "as is" basis, without warranties of any kind. If any withdrawal or modification pursuant to (ii) above has a material adverse effect upon ICP's ability to produce the AOL Programming, ICP shall not be in *** of *** for any consequent ICP failure to produce the AOL Programming as required by this Agreement.

         6.3 TRAINING AND SUPPORT. AOL shall provide ICP with AOL's *** "training and support package" available to AOL's partners related to ICP's management and maintenance of the screens containing the AOL Programming. In addition, ICP will pay reasonable travel and lodging costs associated with its participation in any AOL training programs (including AOL's travel and lodging costs when training is conducted at ICP's offices), all in accordance with ICP's generally applicable travel reimbursement guidelines.

         6.4 ***. Within a reasonable amount of time after the Effective Date, AOL shall terminate the Interactive Site(s), AOL Keyword Search Terms and the Anchor Tenant button of its *** property ("***") and transfer to ICP any right, title and interest of AOL in and to the *** and/or *** "***"; provided, however, that all of AOL's obligations pursuant to this
                  Section 6.4 shall be conditioned upon *** any ***, as determined by AOL, and AOL agrees to use commercially reasonable efforts to obtain such consents. ICP's acceptance of any interest in the *** and/or *** "*** " shall be contingent upon ICP's right to *** within a reasonable time after the Effective Date. To the extent ICP elects not to accept title to the *** and/or *** "*** ", and AOL has


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                  performed all of its obligations under this Section 6.4, then
                  AOL shall (i) *** and *** all *** in and to the *** and/or
                  *** "*** ", (ii) refrain from any use of the *** and/or *** "*** ", and (iii) not *** or otherwise *** any right, title or interest in or to the *** and/or *** "*** ". To the extent that AOL is unable by reason of law or contract to comply with the terms of this Section 6.4, the parties agree to negotiate a reduction in the amount of the Aggregate
                  Guarantee with such reduction not to exceed ***. Nothing herein shall prevent AOL from maintaining the *** Interactive Site(s), provided it does so under any brand other than the *** or *** "***".

         6.5 INTERIM PRODUCTION. Notwithstanding anything herein to the contrary, for a period of *** following the Execution Date, AOL shall produce and program the AOL Programming at *** in a manner to be determined in AOL's sole discretion. Thereafter, ICP shall be responsible for all production and programming for the AOL Programming as provided in this Agreement. Subject to the restrictions set forth in EXHIBIT E, ICP shall be free to hire any person to produce the AOL Programming other than an employee of AOL or any of its Affiliates, provided however, during the *** period following the Effective Date, ICP shall have the right to *** for *** by ICP any AOL ***, *** is exclusively dedicated to programming and production of the AOL Programming as of the Execution Date, as reasonably determined by AOL.

         6.6 AOL.COM. For a period of *** following the Effective Date, AOL shall not enter into any agreement with an *** to ***, or be the primary *** of *** for, the AOL.com ***. During such *** period so long as AOL, and not a third party, is producing the AOL.com ***, ICP shall be the *** of *** on the AOL.com ***, which *** shall be subject to the terms of this Agreement, provided that the parties will work in good faith to develop a programming plan in such regard. ICP shall have the *** to *** or *** Advertisements in or through all pages on the ICP Internet Site(s) Linked to from AOL.com, and ICP shall have the right to *** Advertising Revenue generated therefrom. In addition, AOL will grant ICP an *** with respect to AOL.com.

7. REVENUE SHARING. If, at any time during the Term (which specifically excludes the Extension), Total Revenues exceed *** (the "REVENUE THRESHOLD"), ICP shall pay AOL according to the following from and after the date on which the Revenue Threshold is met:

         7.1 ADVERTISING. ICP shall use best efforts to implement an exact tracking mechanism for measuring Advertising Revenues. Until such time as an exact tracking mechanism is implemented: (i) *** of ICP's actual gross advertising revenues from the ICP Interactive Site(s) multipled by (ii) the *** of *** to the ICP Internet Site(s) *** by *** as determined by *** and ***. When and if an exact tracking mechanism is implemented, the preceding formula shall be replaced with the following formula: *** of Advertising Revenues.

         7.2 COMMERCE. ICP shall pay AOL *** of Net Transaction Revenues excluding Net Transaction Revenues generated from the license or sale of ICP Membership or Premium Service to AOL Users which shall be governed by Section 7.3 below.

         7.3 ICP MEMBERSHIPS OR PREMIUM SERVICE. ICP shall pay AOL *** of Gross Transaction Revenues generated from the license or sale of any ICP Memberships or Premium Service to AOL Purchasers.


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8.       TERM, TERMINATION AND SITE AND CONTENT PREPARATION.

         8.1A TERM. This Agreement shall commence on the Effective Date and continue for a period of three (3) years ("INITIAL TERM"), unless earlier terminated as provided herein. Unless AOL exercises the Option(s) set forth in Section 8.1B, this Agreement shall terminate at the end of the Initial Term (or, the end of the first Option Term if AOL does not exercise the second Option) except with respect to the survival of specific provisions hereof as specified in clauses (ii) and
                  (iii) of this Section 8.1A. For a period of *** immediately following the Initial Term (the "EXTENSION"), provided AOL does not exercise the Option (as defined in Section 8.1B),
                  (i) AOL shall have the right to use the ICP trademarks or tradenames as Keyword Search Terms and/or branded Linked Promotions from the AOL Network to the ICP Internet Site(s),
                  (ii) Articles II and IV-VIII of EXHIBIT C shall continue to apply, (iii) ICP shall continue to comply with the terms of
                  Section 3.1. At the end of the foregoing *** period, the foregoing surviving provision shall terminate. Under all circumstances, this Agreement, including all Option Terms shall terminate *** after the Effective Date.

         8.1B AOL OPTION. Prior to AOL exercising an Option (as defined below), ICP shall advise AOL whether ICP intends to continue to *** the *** and *** as set forth in EXHIBIT E following the Initial Term or the first Option Term (as defined below), as the case may be. ICP's decision shall be based solely upon *** reasonable *** of the *** of the *** contemplated in the applicable *** versus the *** associated with *** the *** during the same ***. AOL shall have *** successive one-time options (each, an "OPTION"), which must be exercised no later than *** prior to expiration of the Initial Term or the first Option Term, as the case may be (provided that ICP shall provide AOL with written notice with respect to ICP's intention to *** the *** within *** prior to the expiration of the Initial Term or the first Option Term, as the case may
                  be) to extend the Initial Term or the first Option Term for an additional *** (each, an "OPTION TERM") upon all terms and conditions of this Agreement except as follows (it being understood that the provisions of Section 8.1A shall govern during the *** following the first Option Term unless AOL elects to exercise the Option with respect to the second Option Term):

                  (i) In lieu of the Promotions described in Section 1.1, AOL shall be obligated to provide a mutually agreed upon subset of such Promotions and AOL shall guarantee ICP an *** of *** during the Option Term from *** on the AOL Network in lieu of the *** described in Section ***;

                  (ii) ICP shall have no obligation to *** any *** to AOL in accordance with Sections ***, ICP shall be obligated to pay the revenue splits set forth in
                           Section 7 without regard to the ***;

                   (iii) To the extent AOL desires not to renew ICP's Premier Status both as to ***(as described in Sections ***) and *** (as described in Section ***), AOL may elect, at its option, either (A) to discontinue ICP's Premier Status with respect to ***(as described in Sections ***), and, in such event, AOL's *** under Section *** shall terminate; or (B) discontinue ICP's Premier Status with respect to *** (as described in Section ***), and, in such event, AOL's *** under Sections *** shall terminate.

                  (iv) In all events, to the extent ICP and AOL mutually agree to have ICP continue to produce the AOL Programming, then AOL's obligations pursuant to
                           Section 1.3.1(b)(ii) shall continue in full force and effect for so long as ICP continues to produce the AOL Programming.


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                  Subsequent to the expiration of the Term or earlier
                  termination of this Agreement, AOL shall have *** to *** any ICP trademarks or tradenames anywhere within the AOL Network
                  ***.

         8.2 TERMINATION FOR BREACH. Either Party may terminate this Agreement at any time in the event of a material breach by the other Party which remains uncured after thirty (30) days written notice thereof (or such shorter period as may be specified elsewhere in this Agreement); provided that AOL will not be required to provide notice to ICP in connection with ICP's failure to make any payment to AOL required hereunder, and the cure period with respect to any scheduled payment will be fifteen (15) days from the date for such payment provided for herein. Notwithstanding the foregoing, in the event of a material breach of a provision that expressly requires action to be completed within an express period shorter than thirty (30) days, either Party may terminate this Agreement if the breach remains uncured after written notice thereof to the other Party.

         8.3 TERMINATION FOR BANKRUPTCY/INSOLVENCY. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days, or (iv) makes an assignment for the benefit of creditors.

         8.4 SITE AND CONTENT PREPARATION. ICP shall achieve Site and Content Preparation within *** after the Effective Date. "SITE AND CONTENT PREPARATION" shall mean that ICP shall have
                  (i) completed all necessary production work for the Private Store, the Programming Content and Screens and any other related areas or screens (including programming all Content thereon); (ii) customized and configured the ICP Internet Site(s) in accordance with EXHIBIT G of this Agreement, and
                  (iii) completed all other necessary work (including, without limitation, undergone all AOL site testing set forth on EXHIBIT G) to prepare the ICP Internet Site(s), and any other related areas or screens to launch on the AOL Network as contemplated hereunder. In the event ICP has not achieved Site and Content Preparation within *** after the Effective Date, then in addition to any other remedies available, AOL shall have the right to terminate this Agreement by giving ICP written notice thereof. If ICP is delayed in achieving Site and Content Preparation due to a failure by AOL to perform its obligations under this Agreement and ICP notifies AOL in writing of such failure and the resulting delay, then the *** day and *** day periods referenced in this Section shall each be extended by the amount of time of ICP's delay solely attributable to such failure by AOL.

         8.5 TERMINATION ON CHANGE OF CONTROL. In the event of (i) a Change of Control of ICP resulting in control of ICP by an ***, AOL may terminate this Agreement by providing thirty
                  (30) days prior written notice of such intent to terminate. In the event of a change of Control of AOL to an ***, ICP may *** by providing thirty (30) days prior written notice of such *** to ***. If AOL terminates this Agreement pursuant to this Section 8.5, then AOL shall:

                  (a) within thirty (30) days after the effective date of such termination, *** a *** equal to the *** by the *** (as defined in Section ***);

                  (b) immediately upon the effective date of such termination, *** a number of *** of *** to AOL pursuant to Section *** equal to the total *** of *** of *** which have not been *** by the ***, and shall *** to ***, within thirty (30) days after the effective date of such termination, a *** representing *** (provided that such *** shall not affect *** as such would apply to the *** of *** of *** not ***, or otherwise *** AOL's *** pursuant to Section ***);


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                  (c)      within thirty (30) days after the effective date of
                           such termination, *** a *** equal to the *** from the *** of *** of *** which have been *** by the ***; and

                  (d)      with respect to *** pursuant to Section ***:

                           (1) a number of *** equal to (A) the *** of such *** which are *** but *** as of the effective date of such termination *** by
                                    (B) the *** shall *** immediately upon the effective date of termination;

                           (2) AOL shall immediately *** a number of *** of *** acquired through the *** of such *** equal to the total *** of *** of such *** which have not been *** by the ***, and shall ***, within thirty (30) days of the effective date of such termination, to ICP a *** representing such ***; and

                           (3) within thirty (30) days after the effective date of such termination, AOL shall *** a *** equal to the *** from the *** of *** of *** acquired through the *** of such *** by the ***.

         8.6      ADJUSTMENT TO ***  UPON TERMINATION OF ***.

                  8.6.1 AOL TERMINATION OF ICP *** UNDER SECTION ***. If AOL terminates ICP's *** pursuant to Section *** during the Initial Term (without terminating this Agreement as a whole), AOL shall:

                           (i) within thirty (30) days after the effective date of such termination, *** a *** equal to *** of (i) *** of the *** by (ii) a factor the numerator of which is the *** of full *** remaining in the ***, and (ii) the denominator of which is thirty-six (36) (the "***");

                           (ii) immediately upon the effective date of termination, *** a number of *** of *** to AOL pursuant to Section *** equal to *** of *** of the total number of *** of *** which have not been *** by the *** and shall *** to ICP a *** representing such ***; provided that such *** shall in no way affect the *** as such would apply to the number of *** not ***, or otherwise *** AOL's *** pursuant to Section ***.

                  8.6.2 AOL TERMINATION OF ICP *** UNDER SECTION ***. If AOL terminates ICP's *** pursuant to Section *** during the Initial Term (without terminating this Agreement as a whole), AOL shall:

                           (i) within thirty (30) days after the effective date of such termination, *** a *** equal to *** of (i) *** of the *** multiplied by
                                    (ii) the ***;


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                           (ii)     immediately upon the effective date of
                                    termination, *** a number of *** of ***
                                    delivered to AOL pursuant to Section *** equal to *** of *** the total number of *** of *** which have not been *** by the *** and shall *** to ICP, within thirty (30) days after the effective date of such termination, a *** representing such ***; provided that such *** shall in no way affect the *** as such would apply to the number of *** of *** not ***, or otherwise *** AOL's *** pursuant to Section ***.

9. *** WITH ICP ***; ***. If, at any time during the *** or the *** thereafter, AOL wishes to enter into any agreement commencing after the *** but prior to the expiration of *** following the ***, substantially the same in *** and *** or more *** in *** and *** to this Agreement with respect to the specific services of the *** covered under this Agreement (a "*** "), then (provided ICP is entitled to *** under this Agreement at such time) AOL shall *** ICP with an ***("*** ") therefor and *** such *** with ICP for a period of at least *** days, during which *** day period AOL shall not enter into a definitive written agreement with an *** with respect to such a ***. Once AOL has satisfied the foregoing requirements of this Section 9 on one occasion, AOL shall have no further obligation to fulfill such requirements. During the Term, and provided ICP is entitled to *** under this Agreement at such time, AOL shall use commercially reasonable efforts to *** an *** for ICP to *** through a *** of the *** which AOL may elect to *** through a *** channel.

10.      *** DEFINED.  "***" shall mean:

         a.       GRANTED TO ICP. So long as ICP is entitled to *** under this
                  Agreement: if (i) AOL wishes to provide an *** for a *** to
                  (A) *** the editorial Content of the *** of the ***, ***, *** and ***, as applicable or (B) enter into a *** or *** relationship involving an *** of at least ***, as reasonably determined by AOL, and (ii) AOL wishes to offer such *** to an ***, then AOL shall give ICP notice of such *** and the general *** and *** of such ***. For *** days after AOL provides such notice to ICP, (A) ICP shall have the non-exclusive *** to *** with AOL regarding such *** and (B) AOL will not *** an *** with an *** regarding such ***. If the Parties have not *** a *** incorporating the terms and conditions of such *** within such *** day period, AOL shall have the right to enter into an agreement regarding the *** with any other ***, including an ***. An *** shall not include *** or any *** or *** that ICP is not, in AOL's reasonable judgment, able to provide at a level commensurate with the *** or *** which can be provided by the *** to which AOL wishes to offer such ***. In addition, an *** shall not include arrangements entered into by any Affiliate. With respect to any *** granted to ICP pursuant to this Agreement, once AOL has provided ICP with an *** related to a particular service listed above (i.e., the ***, ***, *** or the ***) in accordance with foregoing procedure, AOL shall have no further obligation to ICP with respect to such specific property for such agreement.

         b. GRANTED TO AOL. With respect to an *** granted to AOL pursuant to this Agreement, ICP shall give AOL notice of any potential or proposed relationship with another *** and the general terms and conditions of such relationship. AOL shall have the non-exclusive *** to *** with ICP regarding such *** for a period of *** days. During such *** day period, ICP will not enter into a definitive written agreement with another *** regarding the opportunity. However, if the Parties have not executed a definitive written agreement within such *** day period, ICP shall have the right to enter into an agreement regarding the relationship with any other third party, including another ***.


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11. TERMS AND CONDITIONS. The legal terms and conditions set forth on Exhibit C attached hereto and the Operating Standards set forth on EXHIBIT G attached hereto are hereby made a part of this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                                SPORTSLINE USA, INC.

By: /s/ DAVID M. COLBURN                            By:  /s/ MICHAEL LEVY
    -------------------------                            -------------------
Print Name:  David M. Colburn                       Print Name: Michael Levy

Title: Senior Vice President                        Title:  President

Date: October 6, 1998                               Date:   October 6, 1998

                                                    Tax ID/EIN#:  65-0470894










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